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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CORNELL COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CORNELL COMPANIES, INC.
1700 West Loop South, Suite 1500
Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Thursday, June 29, 2006

To Our Stockholders:

        Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Cornell Companies, Inc. (the "Company") will be held at the offices of the Company located at 1700 West Loop South, Suite 1500, Houston, Texas 77027, at 10:00 a.m., Central Time, on Thursday, June 29, 2006, for the following purposes:

  1.
  To elect ten directors to the Board of Directors of the Company.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2006.

  3.
  To approve the 2006 Equity Incentive Plan.

  4.
  To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

        Stockholders of record at the close of business on May 15, 2006 will be entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof. You are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, you are requested to mark, sign, date and mail promptly the enclosed proxy for which a return envelope is provided.

                      By Order of the Board of Directors

                      Mark S. Croft
                      General Counsel and Corporate Secretary

Houston, Texas
May 26, 2006

        WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY. IF YOU ATTEND THE ANNUAL MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

CORNELL COMPANIES, INC.
1700 West Loop South, Suite 1500
Houston, Texas 77027

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

        This Proxy Statement and accompanying proxy card are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cornell Companies, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders to be held on Thursday, June 29, 2006, at the offices of the Company at 1700 West Loop South, Suite 1500, Houston, Texas 77027, at 10:00 a.m., Central Time, or at any adjournment or adjournments thereof (such meeting or adjournment(s) thereof referred to as the "Annual Meeting"). Copies of the Proxy Statement and the accompanying proxy card are being mailed to stockholders beginning on or about May 26, 2006.

        In addition to solicitation by mail, solicitation of proxies may be made by personal interview, special letter, telephone or telecopy by regular employees of the Company. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in their names and will be reimbursed for their reasonable expenses. The cost of solicitation of proxies will be paid by the Company.

        A proxy received by the Board of Directors of the Company may be revoked by the stockholder giving the proxy at any time before it is exercised. A stockholder may revoke a proxy by notification in writing addressed to the Corporate Secretary of the Company at 1700 West Loop South, Suite 1500, Houston, Texas 77027. A proxy may also be revoked by execution of a proxy bearing a later date or by attendance at the Annual Meeting and voting by ballot. A proxy in the form accompanying this Proxy Statement, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote, or on which no specification has been indicated, will be voted FOR the election as directors of the nominees listed therein, FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent public accountants, FOR the approval of the 2006 Equity Incentive Plan and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Information regarding the vote required for approval of particular matters is set forth in the discussion of those matters appearing elsewhere in this Proxy Statement. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

        The Board of Directors has fixed the close of business on May 15, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. There are 13,981,266 shares of outstanding common stock, par value $0.001 per share ("Common Stock"), of the Company and the holders thereof will be entitled to one vote for each share of Common Stock held of record by them on that date for each proposal to be presented at the Annual Meeting.

        The following table sets forth information with respect to the shares of common stock of the Company (the only outstanding class of voting securities of the Company) owned of record and beneficially as of May 1, 2006, unless otherwise specified, by (i) all persons known to possess voting or dispositive power over more than 5% of the common stock of the Company, (ii) each director and named executive officer, and (iii) all directors and executive officers of the Company as a group:

	Amount and Nature of Beneficial Ownership(1)	Percentage
Pirate Capital LLC(2)(10) 200 Connecticut Avenue, 4th Floor Norwalk, CT 06854	2,321,100	16.60%
Merrill Lynch & Co. (on behalf of Merrill Lynch Investment Managers ("MILM"))(3) World Financial Center, North Tower 250 Vesey Street New York, NY 10381	1,390,600	9.95%
Dimensional Fund Advisors, Inc.(4) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,225,800	8.77%
Albert Fried & Company, LLC(5) 60 Broad Street, 39th Floor New York, NY 10004	1,219,564	8.72%
Wynnefield Capital Management, LLC(6) 450 Seventh Avenue, Suite 509 New York, NY 10123	1,070,800	7.66%
Bank of America Corporation(7) 100 North Tyron Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	916,232	6.55%
North Star Partners, L.P.(8) 274 Riverside Avenue Westport, CT 06880	838,683	6.00%
JPMorgan Chase & Co.(9) 270 Park Avenue New York, NY 10017	802,670	5.74%
Anthony R. Chase	53,999	*
Leon Clements	11,163	*
Richard Crane	11,263	*
Zachary R. George	13,307	*
John C. Godlesky	—	*
Todd Goodwin	20,782	*
Thomas R. Hudson, Jr.(10)	2,335,209	16.69%
James E. Hyman	114,167	*
Thomas R. Jenkins	—	*
Alfred J. Moran, Jr.	11,163	*
John R. Nieser	6,000	*
Patrick N. Perrin	88,214	*
Harry J. Phillips, Jr.	—	*
D. Stephen Slack	66,800	*
Sally L. Walker	8,750	*
All directors and executive officers as a group (20 persons)	2,756,677	19.42%

*
Less than 1.0%.

(1)
Shares of Common Stock listed include shares subject to stock options exercisable within 60 days (44,600 for Mr. Chase, 8,750 for Mr. Clements, 8,750 for Mr. Crane, 8,750 for Mr. George, 8,750 for Mr. Goodwin, 8,750 for Mr. Hudson, 16,667 for Mr. Hyman, 8,750 for Mr. Moran, 6,000 for Mr. Nieser, 37,484 for Mr. Perrin, 35,000 for Mr. Slack, 8,750 for Ms. Walker, and 201,001 for all the above as a group).
(2)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 31, 2005 as filed by Pirate Capital LLC. The filing indicates sole voting power and shared dispositive power with respect to the referenced shares of Common Stock.

(3)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 31, 2005. The filing indicates shared voting power and shared dispositive power for the referenced shares of Common Stock. Merrill Lynch & Co., Inc. is a parent holding company. Merrill Lynch Investment Managers is an operating division of Merrill Lynch & Co., Inc. consisting of Merrill Lynch & Co., Inc.'s indirectly-owned asset management subsidiaries including Fund Asset Management LP and Merrill Lynch Investment Managers LP.
(4)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 31, 2005 as filed by Dimensional Fund Advisors, Inc. The filing indicates sole voting power and sole dispositive power with respect to the referenced shares of Common Stock.
(5)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 31, 2005 as filed by Albert Fried, Jr. and Albert Fried & Company, LLC. The filing indicates sole voting power and sole dispositive power with respect to the referenced shares of Common Stock.
(6)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 31, 2005 as filed by Wynnefield Capital Management, LLC. The filing indicates sole voting power and sole dispositive power with respect to the referenced shares of Common Stock.
(7)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 31, 2005 as filed by Bank of America Corporation. The filing indicates shared voting power for 762,068 shares of Common Stock and shared dispositive power for 916,232 shares of Common Stock with NB Holdings Corporation, Bank of America, NA, Columbia Management Group, LLC and Columbia Management Advisors, LLC.
(8)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 29, 2005 as filed by North Star Partners, L.P., North Star Partners II, L.P., Circle T Master Limited, NS Advisors, LLC and Andrew R. Jones. The filing indicates sole voting power and sole dispositive power with respect to the referenced shares of Common Stock.
(9)
Based on a filing made with the SEC reflecting ownership of Common Stock as of December 30, 2005 as filed by JPMorgan Chase & Co. The filing indicates sole voting power for 741,270 shares of Common Stock and sole dispositive power for 802,670 shares of Common Stock.
(10)
Based on the Statement of Beneficial Ownership on Form 4 filed with the SEC, indicating sole voting power and sole dispositive power with respect to the referenced shares of Common Stock. As the managing member of Pirate Capital LLC, Thomas R. Hudson, Jr. (i) may be deemed to be the beneficial owner of all shares of Common Stock owned by Pirate Capital LLC and (ii) is deemed to have sole voting power and sole dispositive power with respect to all shares of Common Stock as to which Pirate Capital LLC has a voting or dispositive power.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all its directors and executive officers during 2005 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act, except (i) Marcus A. Watts, a former director, failed to file timely a Form 4 to report one transaction relating to the acquisition of 2,575 shares, (ii) D. Stephen Slack, a director, failed to file timely a Form 4 to report one transaction relating to the acquisition of 3,961 shares and (iii) James E. Hyman, Chief Executive Office and Chairman of the Board, failed to file timely a Form 4 to report one transaction relating to the acquisition of 1,043 shares.

Certifications

        The Company submitted our Annual Section 303A.12(a) Chief Executive Officer Certification with the New York Stock Exchange. The certification was not qualified in any respect. The Company also filed with the Securities and Exchange Commission, as exhibits to our Form 10-K for the year ended December 31, 2005, the Chief Executive Officer and Chief Financial Officer Certifications required under Section 302 of the Sarbanes-Oxley Act of 2002.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

        Ten directors are to be elected at the Annual Meeting. The persons named as proxy holders in the accompanying proxy intend to vote each properly signed and submitted proxy FOR the election as a director of each of the persons named as a nominee below under "Nominees for Director" unless authority to vote in the election of directors is withheld on such proxy. The directors will be elected to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. If, for any reason, at the time of the election one or more of the nominees should be unable to serve, the proxy will be voted for a substitute nominee or nominees selected by the Board of Directors. In accordance with the Company's Amended and Restated Bylaws, the directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election. Stockholders do not have the right to cumulate votes with respect to voting for directors.

  The Company recommends voting "For" the nominees.

Nominees for Director

        The following table sets forth the name, age and principal position of the Company's directors as of May 1, 2006. There are no family relationships between any of the Company's officers or directors.

Name	Age	Position
Anthony R. Chase	51	Director
Leon Clements	64	Director
Richard Crane	59	Director
Zachary R. George	28	Director
Todd Goodwin	74	Director
Thomas R. Hudson, Jr.	40	Lead Director
James E. Hyman	46	Chairman, Chief Executive Officer
Alfred Jay Moran, Jr.	62	Director
D. Stephen Slack	56	Director
Sally L. Walker	57	Director

        Anthony R. Chase has been a director of the Company since October 1999. Mr. Chase has served as Chairman and Chief Executive Officer of ChaseCom Limited Partnership since December 1998 and as President and Chief Executive Officer of Faith Broadcasting, L.P. since November 1993. Mr. Chase is also Chairman of the Board of the Telecom Opportunity Institute, a non-profit organization to increase career, education and job training opportunities in technological fields for poor and historically underserved communities. Mr. Chase serves on the Board of Trustees for Fisk University. Mr. Chase is Vice Chairman of the Federal Reserve Bank of Dallas and is a Professor of Law at the University of Houston Law Center. Mr. Chase received his JD from Harvard Law School, his MBA from Harvard Business School and his AB from Harvard College.

        Leon Clements has been a director of the Company since June 2005. Mr. Clements has been the President and Chief Executive Officer of League Medical Concepts, a provider of health care services for the corrections sector, since December 2004. From 1994 to 2004, Mr. Clements served as the Associate Vice President of Managed Care and Chief Administrative Officer at the University of Texas Medical Branch, a provider of health care for the prison system in Texas. Mr. Clements previously served as the Chief Administrative Officer of the University of California at Los Angeles Medical Group and the Cleveland Clinic in Florida. Mr. Clements also served as a director of Maxicare Health

Plans, Inc. Mr. Clements has completed executive programs at both Harvard Business School and the Wharton School of Finance and received his MBA from the University of Southwestern Louisiana.

        Richard Crane has been a director of the Company since June 2005. An attorney at law, Mr. Crane has been a sole practitioner since 1988. Mr. Crane represents individual, corporate, and government clients in corrections and sentencing matters. Mr. Crane has also been a consultant in more than 30 corrections privatization projects and serves on the Practitioners' Advisory Group to the United States Sentencing Commission. From 1984 through 1987, Mr. Crane served as General Counsel for Corrections Corporation of America. Mr. Crane also previously served as Chief Legal Counsel for the Louisiana Department of Corrections and as Director of the American Correctional Association's Legal Issues Project. Mr. Crane received his JD from Louisiana State University. Mr. Crane has authored numerous articles on prison and privatization issues, including Monitoring Correctional Services Provided by Private Firms.

        Zachary R. George has been a director of the Company since June 2005. Mr. George has been a Senior Investment Analyst of Pirate Capital LLC, performing extensive financial modeling and analysis of private corrections and other industries since March 2004. Through his work with Pirate Capital LLC, Mr. George has developed relationships with management teams, institutional investors, financiers, consultants and other parties with an interest in the private corrections sector. Additionally, Mr. George has assisted in the development of an investment team which manages a $1.5 billion portfolio of domestic securities. From 2002 to 2004, Mr. George worked at Mizuho Corporate Bank LTD where he served as an officer in Portfolio Management, assisting in the management of a $50 billion domestic loan portfolio and originating credit default swap and bank debt trade recommendations. Mr. George received his JD from Brooklyn Law School.

        Todd Goodwin has been a director of the Company since June 2005. Mr. Goodwin retired in 2002 as a Partner of Gibbons, Goodwin, van Amerongen ("GGvA"), having spent 18 years with the investment banking firm. During Mr. Goodwin's tenure, GGvA organized management buyouts and purchased businesses with a total value of approximately $7 billion. Mr. Goodwin previously served as a Managing Director of Merrill Lynch. Mr. Goodwin has served as a director on the boards of several companies, including Southwest Forest Industries, RT French Company, Rival Company, Schult Homes, Specialty Equipment, Horace Mann Education Corporation, Robert Half International, Riverwood International, Johns Manville Corporation, Ladish Company, EKCO Housewares, Merrill Lynch Institutional Fund, Southampton Hospital and the Peconic Health Corporation. Mr. Goodwin is currently a Trustee of the Madison Square Boys & Girls Club. Mr. Goodwin received his AB from Harvard College.

        Thomas R. Hudson, Jr. has been the lead director of the Company since June 2005. Mr. Hudson has been the Managing Member of Pirate Capital LLC and Portfolio Manager of the Jolly Roger Fund LP and Jolly Roger Offshore Fund LTD since July, 2002. From 1999 to 2001, Mr. Hudson served as a Managing Director of Amroc Investments LLC, a private investment firm, where he managed distressed trading and investment analysis. Mr. Hudson previously served as a Vice President at Goldman, Sachs & Co., where he was a Senior Distressed Trader and Portfolio Manager responsible for a $500 million portfolio of domestic and international distressed private assets. Mr. Hudson is a former Chairman of the Loan Syndication and Trading Association's Distressed Committee, and is currently a Director of the Centurion Foundation, which supports the New York Police Department and other law enforcement agencies. Mr. Hudson received his MBA from the Tuck School of Business at Dartmouth.

        James E. Hyman has been the Chief Executive Officer since January 2005 and was named Chairman of the Board in February 2005. Mr. Hyman was a Senior Managing Director at FTI Palladium Partners from October 2004 to January 2005. From 2003 to 2004, Mr. Hyman was a Partner with Sandhurst Capital. From 1999 to 2002, Mr. Hyman was with Starwood Hotels and Resorts

Worldwide, where he served as Executive Vice President. From 1996 to 1999, Mr. Hyman was with GE Capital, where he served as President of a European subsidiary. Mr. Hyman received an MBA, with distinction, from the Harvard Business School and an AB, with honors, from the University of Chicago.

        Alfred Jay Moran, Jr. has been a director of the Company since June 2005. Mr. Moran is Chairman and Chief Executive Officer of the Moran Group, LLC, a turnaround, value creation consulting firm that he founded in 2003. During 2004, he served as Chief Strategy and Restructuring Officer of Cooperheat MQS, Inc. Throughout his career, Mr. Moran has been responsible for the turnaround or value enhancement of over 50 companies in many industries. Prior to 2003, he was Senior Managing Director of the Value Creation Practice, as well as Principal and Member of the Executive Committee of Kibel, Green, Inc. Mr. Moran received his MBA from Harvard Business School.

        D. Stephen Slack has been a director of the Company since March 2003. Mr. Slack has been President and Chief Executive Officer of South Bay Resources, LLC, an energy exploration company since March 2003. Mr. Slack was Chief Financial Officer and Principal of Andex Resources, LLC, an energy exploration and production company, from June 2000 to January 2003. From 1995 to 2000, Mr. Slack was Chief Financial Officer of Inventory Management and Distribution Company, an independent manager of natural gas storage and transportation assets. Mr. Slack previously served as Chief Financial Officer of Pogo Producing Company. Mr. Slack received his BS from the University of Southern California and his MBA from Columbia University.

        Sally L. Walker has been a director of the Company since June 2005. Ms. Walker has been the President of Encourage Youth Corporation, a consulting firm specializing in programming for high risk youths and juvenile offenders since 1996. From 1997 to 2004, Ms. Walker pioneered an effective and cost-efficient secure custody and aftercare program for high risk young offenders. Beyond her government and private corrections experience, Ms. Walker also previously served as the Executive Director of Finance and Administration for a large central services department for the Province of Manitoba. Ms. Walker received her Master of Correctional Administration from the University of Ottawa.

Meetings and Committees of the Board of Directors

        The Board of Directors has an Audit Committee, Compensation Committee and a Nominating/ Corporate Governance Committee.

        The Company's Audit Committee has been established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee was composed of Anthony R. Chase, D. Stephen Slack and Tucker Taylor until July 2005. The Audit Committee is currently composed of Alfred J. Moran, Jr., Anthony R. Chase, Leon M. Clements and D. Stephen Slack. Under the rules of the New York Stock Exchange, all of the members of the Audit Committee are independent.

        The Audit Committee plays an important role in promoting effective corporate governance, and it is imperative that members of the Audit Committee have requisite financial literacy and expertise. All members of the Company's Audit Committee meet the financial literacy standard required by the NYSE rules, and at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, as required by the Sarbanes-Oxley Act of 2002, the SEC adopted rules requiring that public companies disclose whether or not its audit committee has an "audit committee financial expert" as a member. An "audit committee financial expert" is defined as a person who, based on his or her experience, satisfies all of the following attributes:

  •
  an understanding of generally-accepted accounting principles and financial statements;

  •
  an ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

  •
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

  •
  an understanding of internal controls and procedures for financial reporting; and

  •
  an understanding of audit committee functions.

        The Board of Directors has affirmatively determined that Mr. Alfred J. Moran, Jr. satisfies the definition of "audit committee financial expert," and has designated him as an "audit committee financial expert." Mr. Moran is an independent director, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

        The Compensation Committee was composed of D. Stephen Slack, Tucker Taylor and Robert F. Vagt until July 2005. The Compensation Committee is currently composed of Thomas R. Hudson, Jr., Richard Crane and Sally L. Walker. The Compensation Committee met ten times during the last fiscal year. Under the rules of the New York Stock Exchange, all of the members of the Compensation Committee are independent. The Compensation Committee recommends to the Board remuneration arrangements and compensation plans involving the Company's directors, executive officers and certain other employees whose compensation exceeds specified levels. The Compensation Committee also acts on the granting of stock options, including those under the Company's Amended and Restated 1996 Stock Option Plan (the "1996 Plan") and the 2000 Broad-Based Employee Plan (the "Broad-Based Plan"). As of May 1, 2006, the Company has 611,000 options outstanding under the 1996 Plan and 176,835 options outstanding under the Broad-Based Plan. The current charter for the Compensation Committee is available through the Corporate Governance link on the Company's website at www.cornellcompanies.com and will be available to any stockholder by request.

        The Nominating/Corporate Governance Committee was composed of Anthony R. Chase, Isabella C.M. Cunningham, Tucker Taylor and Robert F. Vagt until July 2005. The Nominating/Corporate Governance Committee is currently composed of Leon M. Clements, Richard Crane and Todd Goodwin. The Nominating/Corporate Governance Committee met three times during last fiscal year. Under the rules of the New York Stock Exchange, all of the members of the Nominating/Corporate Governance Committee are independent. The Nominating/Corporate Governance Committee recommends candidates for the Board of Directors. Nominees to the Board of Directors are selected based on a number of criteria, including their ability to bring the appropriate experience, qualities, skills, and diverse perspectives to make a constructive contribution to the Board, taking into account the Board's composition and its current and future needs. In carrying out its responsibilities, the Nominating/Corporate Governance Committee will consider candidates recommended by other directors, employees and stockholders. The Nominating/Corporate Governance Committee will consider nominations for directors by stockholders if made in accordance with the Company's bylaws. Such nominations must be made pursuant to timely notice in writing to the Corporate Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than ninety days prior to the first anniversary of the date of the previous year's annual meeting of stockholders. Any stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected); and (ii) as to the stockholder giving notice (a) the name and address, as they appear on the Company's books, of such stockholder and (b) the class and number of shares of the Company which are beneficially owned by such stockholder. The current charter for the Nominating/Corporate Governance Committee is available through the Corporate Governance link on the Company's website at www.cornellcompanies.com and will be available to any stockholder upon request.

        During 2005, the Board of Directors held twenty-one meetings and all members of the Board of Directors attended at least 75% of the total of all Board meetings and applicable committee meetings.

        Executive sessions of non-management directors are held regularly (at least four times a year) without management present to review the report of the independent auditor, the criteria upon which the performance of the Chief Executive Officer and other senior managers is based, the performance of the Chief Executive Officer against such criteria, the compensation of the Chief Executive Officer and other senior managers, and any other relevant matters. Meetings are held from time to time with the Chief Executive Officer for a general discussion of relevant subjects. The Board of Directors has designated Thomas R. Hudson, Jr. as the lead director to preside over executive sessions of non-management directors.

Director Independence

        The Board of Directors evaluates the independence of each director in accordance with applicable laws, regulations, listing standards and the Company's Corporate Governance Guidelines. The Board of Directors has determined that all of the directors are "independent" as required by applicable laws and regulations, by the listing standards of the New York Stock Exchange and by the Board's Corporate Governance Guidelines.

Director Compensation

2005 Compensation

        During 2005, our directors received the following compensation, in addition to the expense reimbursements discussed below.

	Annual Retainer		Meeting Attendance Fees	Shares Issued(4)
Anthony R. Chase	$47,000	(1)	$76,000	1,603
Leon M. Clements	$27,750	(2)(3)	$32,000	1,603
Richard Crane	$26,000	(2)(3)	$28,000	1,603
Zachary R. George	$22,500	(2)(3)	$24,000	3,315
Todd Goodwin	$24,250	(2)(3)	$28,000	3,727
Thomas R. Hudson, Jr.	$26,000	(2)(3)	$26,000	3,703
James E. Hyman	$—	(5)	$—	—
Alfred J. Moran, Jr.	$28,000	(2)(3)	$26,000	1,603
D. Stephen Slack	$49,000	(2)	$87,000	10,063
Sally L. Walker	$19,250	(3)	$28,000	—

(1)
Upon election of the new board members in June 2005, Mr. Chase elected to receive his annual retainer fee in the form of Common Stock. Prior to that time, such fees were paid to Mr. Chase in cash.
(2)
Each of these non-employee directors elected to receive annual retainer fees in the form of common stock under the terms of the Company's 2000 Directors Stock Plan ("2000 Directors Plan").
(3)
Each of these non-employee directors joined the Board of Directors June 2005. As a result, each earned a pro-rata portion of their annual retainer fee. See further discussion of annual fees below.
(4)
Former director, Marcus A. Watts, not listed here, received 3,627 shares of Common Stock of the Company at this election under the terms of the 2000 Directors Plan.
(5)
As an employee of the Company, Mr. Hyman does not receive compensation for serving as Chairman of the Board.

Fees

        We pay non-employee directors $35,000 (cash election) or $45,000 (stock election) per year plus reimbursement of expenses for all services as a director, including committee participation or special assignments. The Chairman of the Nominating/Corporate Governance Committee and Compensation Committee receive an additional $3,500 annual retainer fee. The Chairman of the Audit Committee receives an additional $7,500 annual retainer fee. All committee members receive an additional annual retainer fee of $3,500. At the election of each director, fees may be paid in cash or common stock of the Company under the 2000 Directors Plan.

        In addition to the annual retainers, non-employee directors receive the following fees for attendance at meetings:

  •
  for each Board meeting, including committee meetings held in conjunction with such meetings, all non-employee directors in attendance receive a fee of $3,000; and

  •
  for committee meetings (not held in conjunction with regular Board meeting), committee members in attendance receive $2,000.

Stock Options

        In connection with their election to the Board in June 2005, each non-employee director was granted stock options to purchase 15,000 shares of Common Stock under the Company's Amended and Restated 1996 Stock Option Plan ("1996 Plan"). These options vested 25% on the date of grant, with the remainder vesting ratably over the subsequent three years. These options have a term of ten years and have a per share exercise price equal to the market value of a share of Common Stock on the date of grant.

        In connection with his employment agreement, in March 2005, Mr. Hyman was granted stock options to purchase 50,000 shares of Common Stock under the 1996 Plan. These options vest 33% on January 24, 2006, 2007 and 2008, respectively, if Mr. Hyman remains continuously employed by the Company. These options have a term of ten years and have a per share exercise price equal to the market value of a share of Common Stock on the date of grant. Mr. Hyman was also granted 85,000 restricted shares of Common Stock which vest based on the following criteria:

  •
  25,000 shares vest on January 24, 2008 if Mr. Hyman remains continuously employed by the Company;

  •
  30,000 shares vest upon the Company achieving a certain stock price within a certain time period, as established by the Compensation Committee; and

  •
  30,000 shares will vest upon the Company achieving a certain earnings per share within a certain time period, as established by the Compensation Committee.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

        The Board of Directors has adopted Corporate Governance Guidelines that address the practices of the Board and specify criteria for determining a director's independence. These criteria supplement the listing standards of the New York Stock Exchange and Securities and Exchange Commission rules. The Code of Business Conduct and Ethics applies to all directors and all employees, including the Chief Executive Officer, the Chief Financial Officer and the Controller. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available through the Corporate Governance link on the Company's website at www.cornellcompanies.com and are available to any stockholder upon request. The Board is strongly predisposed against any waivers of the ethical provisions of the Code of Business Conduct and Ethics for a director or an executive officer. In the unlikely event of a waiver, the action will be promptly disclosed on the Company's website noted above. If the Corporate

Governance Guidelines or the Code of Business Conduct and Ethics are amended, the revised version will also be posted on the website noted above.

Charitable Contributions

        There were no contributions made to any tax exempt organization in which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million, or 2% of such organization's consolidated gross revenues in 2005.

Director Attendance at Annual Meetings

        It is the Company's policy that, to the extent possible, all directors attend the Annual Meeting. Eight of the directors attended the 2005 Annual Meeting.

Stockholder Communication with the Board of Directors

        The Board provides a process for stockholders to send communications to the Board, any of the directors, the lead director who presides over executive sessions of non-management directors, or with non-management directors as a group. Stockholders may send written communications to the Board or any of the directors addressed to the Corporate Secretary of the Company, Cornell Companies, Inc., 1700 West Loop South, Suite 1500, Houston, Texas 77027. All communications will be compiled by the Corporate Secretary of the Company and submitted to the addressee on a periodic basis.

Executive Officers and Other Key Employees

        The following table sets forth the names, ages and positions of the persons who are executive officers and other key employees of the Company as of May 1, 2006:

Name	Age	Position
James E. Hyman	46	Chief Executive Officer
John R. Nieser	47	Chief Financial Officer and Treasurer
Mark S. Croft	45	General Counsel and Corporate Secretary
Patrick N. Perrin	45	Senior Vice President and Chief Administrative Officer
Benjamin E. Erwin	28	Vice President, Corporate Development
Michael L. Caltabiano	48	Vice President, Adult Secure Division
Jonathan P. Swatsburg	35	Vice President, Youth Services Division
Laura H. Hall	37	Vice President, Adult Community-Based Division

        James E. Hyman has been the Chief Executive Officer since January 2005 and was named Chairman of the Board of Directors of the Company in February 2005. Mr. Hyman was a Senior Managing Director at FTI Palladium Partners from October 2004 to January 2005. From 2003 to 2004, Mr. Hyman was a Partner with Sandhurst Capital. From 1999 to 2002, Mr. Hyman was with Starwood Hotels and Resorts Worldwide where he served as Executive Vice President. From 1996 to 1999, Mr. Hyman was with GE Capital where he served as President of a European subsidiary.

        John R. Nieser was named Chief Financial Officer in February 2005. Mr. Nieser has served as Treasurer since April 2004 and Acting Chief Financial Officer since August 2004. Prior to joining Cornell in April 2004, he served as Controller from December 2000 to June 2003 for a number of organizations, including GE Aero Energy Products. He also served Guardian Savings and Loan Association in various capacities, including senior vice president, chief financial officer and treasurer from September 1988 to March 2000.

        Mark S. Croft was named General Counsel and Corporate Secretary in November 2005. Prior to joining Cornell, Mr. Croft was Co-Founder and Managing Partner of ENVCA Investments, L.P., a private equity firm, from August 2003 to October 2005. Mr. Croft was also served as Senior Counsel to Reliant Resources, Inc. from November 2002 to August 2003. Mr. Croft was a corporate and securities attorney with the international law firm Akin, Gump, Strauss, Hauer & Feld, LLP from May 1997 to November 2002.

        Patrick N. Perrin has served as Senior Vice President since June 2003, Vice President from June 2001 to June 2003 and Chief Administrative Officer since November 1998. Prior to November 1998, Mr. Perrin served as Corporate Director of Risk Management, Employee Benefits and Retirement Plans for Tracor, Inc. from November 1991 to October 1998.

        Benjamin E. Erwin was named Vice President, Corporate Development in January 2005 after serving as Director, Strategic Analysis from January 2002 to January 2005. Prior to joining Cornell in January 2002, Mr. Erwin served as Business Analyst, Emerging Businesses for Enron Corporation from

February 2001 to December 2001, and from June 1999 to February 2001 as Manager, Business Development for Trilogy Software.

        Michael L. Caltabiano was named Vice President, Adult Secure Division in August 2005, having served as Director of Marketing, Adult Secure from April 2004 to August 2005. Prior to joining Cornell in April 2004, Mr. Caltabiano served as Director, Detention Management Division for the Department of Homeland Security, Immigration and Customs Enforcement from January 2001 to March 2004 and in various capacities with the Department of Justice, Federal Bureau of Prisons from 1979 to 2001.

        Jonathan P. Swatsburg was named Vice President, Youth Services Division in May 2005. Prior to May 2005, Mr. Swatsburg served Cornell in various capacities, including Regional Director from February 2004 to May 2005 and as Program Director for various youth service programs from January 2000 to February 2004.

        Laura H. Hall was named Vice President, Adult Community-Based Division in February 2006. Ms. Hall previously served as Director of Development from July 2005 to January 2006 and as Division Director, Western Region from January 1999 to July 2005.

Certain Relationships and Related Transactions

James E. Hyman

        In March 2005, the Company entered into an employment agreement with James E. Hyman, pursuant to which Mr. Hyman serves as the Company's Chief Executive Officer and Chairman of the Board.

        The agreement has a rolling two-year term (the "Employment Period"). Under the agreement, Mr. Hyman's current annual base salary is $482,125, and he is eligible to receive a bonus upon the achievement of certain performance objectives equal to $25,000 plus a targeted amount of 80% of Mr. Hyman's annual base salary. Mr. Hyman also received a $165,000 signing bonus. Mr. Hyman is required to return 50% of the signing bonus if his employment is terminated by the Company for cause (as defined in the agreement) or if he voluntarily terminates his employment without good reason (as defined in the agreement) before January 24, 2007.

        Pursuant to the agreement, Mr. Hyman was granted options to purchase 50,000 shares of Common Stock pursuant to the 1996 Plan, with an exercise price equal to the closing price of the Common Stock of the Company on the New York Stock Exchange on the Effective Date (the "Hyman Stock Options"). One third of the Hyman Stock Options become exercisable on January 24, 2006, 2007, and 2008, respectively, provided that Mr. Hyman has remained continuously employed by the Company.

        Mr. Hyman was also granted 85,000 restricted shares of Common Stock (the "Restricted Stock") under the agreement. The shares of Restricted Stock vest as follows: 25,000 shares of Restricted Stock vest on January 24, 2008; 30,000 shares of Restricted Stock shall vest upon the Company achieving a certain stock price within a certain time period as established by the Compensation Committee; and 30,000 shares of Restricted Stock vest upon the Company achieving a certain earnings per share within a certain time period as established by the Compensation Committee, subject, in each case to Mr. Hyman's continued employment with the Company through each such date.

        Pursuant to the agreement, if Mr. Hyman's employment is terminated by the Company for cause, Mr. Hyman is entitled to receive his base salary accrued through the termination date and reimbursement of all reasonable expenses incurred by Mr. Hyman. If Mr. Hyman's employment is terminated due to his death or disability (as defined in the agreement), Mr. Hyman or his estate will receive (i) his base salary accrued through the date of death or disability, (ii) a prorated bonus for the year in which the death or disability occurs, (iii) reimbursement of all reasonable expenses incurred by Mr. Hyman and (iv) extended health care benefits (COBRA) at the Company's expense for six months.

If the Company terminates the employment of Mr. Hyman without cause or he voluntarily terminates his employment with good reason, then, he is entitled to receive the following: (i) base salary accrued through the termination date, (ii) a prorated bonus for the year in which the termination occurs, (iii) an amount equal to Mr. Hyman's base salary plus his target bonus for the remainder of the Employment Period, (iv) reimbursement of all reasonable expenses incurred by Mr. Hyman, (v) extended health care benefits (COBRA) at the Company's expense for eighteen months following his termination, and (vi) all shares of Restricted Stock immediately vest. All cash payments due from the Company upon termination are due to Mr. Hyman or his estate within one month of the date of termination.

        In the event that Mr. Hyman voluntarily terminates his employment with good reason within 180 days following a change in control, then, such termination will be considered to be with good reason, and Mr. Hyman shall be entitled to receive the same benefits as above, except that no vesting of Mr. Hyman's Restricted Stock will occur. Mr. Hyman will also receive reimbursement for relocation expenses if his employment is terminated without cause or for good reason within 180 days following a change in control.

John R. Nieser

        In March 2005, the Company and Mr. Nieser, the Company's Chief Financial Officer, entered into an employment/separation agreement. The agreement begins with a rolling two-year term until March 14, 2007 and then beginning March 15, 2007 has a rolling one-year term. Mr. Nieser's current annual base salary is $215,000 per year, and he is eligible for a discretionary cash bonus at a targeted amount of 50% of his annual base salary. If Mr. Nieser's employment is terminated due to death or disability (as defined in the agreement), Mr. Nieser or his estate is entitled to his base salary and bonus earned through the date of termination (as defined in the agreement). If Mr. Nieser's employment is terminated for cause (as defined in the agreement) or due to voluntary resignation, Mr. Nieser is entitled to his base salary through the date of termination. If Mr. Nieser is terminated without cause or due to a change in control (as defined in the agreement), he is entitled to his base salary and bonus through the date of termination and (i) two times his base salary if the termination occurs prior to March 9, 2007 or (ii) one time his base salary if termination occurs between March 9, 2007 and March 8, 2008.

Mark S. Croft

        In November 2005, the Company and Mr. Croft entered into an employment/severance arrangement. Mr. Croft's current annual base salary is $205,000 per year, and he is eligible for a discretionary cash bonus at a targeted amount of 30% of his annual base salary. Under the terms of the severance agreement, if, within one year after a change in control (as defined in the agreement), Mr. Croft's employment is terminated for any reason, with or without cause, he will receive a lump sum cash payment, concurrent with the date of his termination, equal to the sum of (i) Mr. Croft's highest annual base salary as of the date of termination or the date the change in control occurs, plus (ii) the average of the annual bonus paid or payable to Mr. Croft in respect of the two most recent full fiscal years ending on or prior to the date of his termination (or if Mr. Croft has not been employed for two full fiscal years, then the annual bonus in respect of the most recent full fiscal year). In addition, all stock options, restricted stock awards and similar awards granted to Mr. Croft prior to the date of termination will immediately vest on the date of termination.

Patrick N. Perrin

        In December 1999, the Company entered into an employment/severance agreement with Patrick N. Perrin. Mr. Perrin's current annual base salary is $186,000 per year, and he is eligible for a discretionary cash bonus at a targeted amount of 25% of his annual base salary. If Mr. Perrin's employment is terminated for any reason within a year after a change in control (as defined in the severance agreement), all stock options, restricted stock awards and similar awards granted to Mr. Perrin prior to the termination date will vest immediately on the date of termination.

        In addition, pursuant to the agreement, the Company will remit to Mr. Perrin, as severance, a payment equal to the sum of (i) his highest annual base salary as of the termination date and the change in control date, and (ii) the average bonus paid to him for the two most recent full fiscal years ending on or prior to the termination date. The Company has agreed to pay the severance amounts in a lump sum in cash (a) on the termination date if the Company terminates Mr. Perrin, or (b) within thirty days after the termination date if Mr. Perrin's employment is terminated by him or upon his death or retirement.

Audit Committee Report

        The Audit Committee consists entirely of independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is available through the Corporate Governance link on the Company's website at www.cornellcompanies.com and is available to any stockholder upon request. Management is responsible for our internal controls, preparation of our financial statements and the financial reporting processes. The independent public accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent public accountants. Management represented to the Audit Committee that our financial statements for the year ended December 31, 2005 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended; (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the independent accountant its independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

                        The Audit Committee:

                        Alfred J. Moran, Jr.
                        Anthony R. Chase
                        Leon M. Clements
                        D. Stephen Slack

Compensation Committee Report

        The Compensation Committee of the Board of Directors is responsible for all decisions regarding compensation for the Company's executive officers. The Compensation Committee is currently composed of Thomas R. Hudson, Jr., Richard Crane and Sally L. Walker, each an independent, non-employee director.

        The Company's executive compensation program is focused on stockholder value, the overall performance of the Company, success of the Company as affected by the executive's performance and the performance of the individual executive.

        The Compensation Committee's objective is to recommend to the Board of Directors competitive levels of compensation to the Company's executive officers that are integrated with the Company's annual long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The compensation policies and programs approved by the Board of Directors generally consists of the following:

  •
  recommend executive officer total compensation in relation to Company performance;

  •
  provide a competitive compensation program in order to attract, motivate, and retain qualified personnel;

  •
  provide a management tool for focusing and directing the energies of key executives toward achieving individual and corporate objectives; and

  •
  provide long-term incentive compensation in the form of annual stock option awards and performance-based stock option awards to link individual success to that of the Company.

        The Company's executive compensation consists of three key components: (i) base salary, (ii) annual incentive compensation in the form of cash bonuses and/or other arrangements, and (iii) stock options, each of which is intended to complement the others and, taken together, to satisfy the Company's compensation objectives. The Board of Directors' policies with respect to each of the three components are discussed below.

        Base Salary.    Each fiscal year the Board of Directors establishes the salary for the Chief Executive Officer. The Board of Directors approves an annual salary plan for the Chief Executive Officer and the Company's other executive officers based on the recommendation of the Compensation Committee. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Company and corporate and individual performance.

        Cash Bonuses.    The Board of Directors provides annual incentives to the Company's executive officers in the form of cash bonuses to the extent such bonuses are warranted by performance. These bonuses are discretionary and are based on (i) the relative success of the Company in attaining certain quantitative objectives and the individual's contribution to the achievement of those objectives, and (ii) certain subjective factors as recommended from time to time by the Compensation Committee.

        Stock Options.    The primary objective of the stock option program is to link the interests of the Company's executive officers and other selected employees to the stockholders. The Company's existing 1996 Plan authorizes the issuance of both incentive and non-qualified stock options to officers and key employees of the Company, and the Broad-Based Plan authorizes the issuance of non-qualified stock options to employees with prescribed limits of options that may be granted to executive officers. Subject to general limits prescribed by the 1996 Plan and the Broad-Based Plan, the Board of Directors has the authority to determine the individuals to whom stock options are awarded, the terms of the options and the number of shares subject to each option. The size of any particular stock option award is based upon position and the individual performance during the related evaluation period. In 2005, the Board of Directors granted options to the named executive officers as follows: 50,000 shares to Mr. Hyman and 46,000 to Mr. Nieser. Further information about these option grants is contained in the table titled "Option Grants in 2005."

        Chief Executive Officer's Compensation.    The Compensation Committee's recommendation for compensation of the Chief Executive Officer is derived from the same considerations addressed above. Mr. Hyman participated in the same executive compensation plans available to the other executive officers. During 2005, the annual base salary of Mr. Hyman was set at $475,000. The compensation level established for Mr. Hyman was consistent with the compensation levels of chief executive officers of similar-sized companies, reflecting Mr. Hyman's management expertise and recognizing his continued leadership of the Company.

        Submitted by the Compensation Committee of the Company's Board of Directors.

                        Thomas R. Hudson, Jr.
                        Richard Crane
                        Sally L. Walker

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Thomas R. Hudson, Jr., Richard Crane and Sally L. Walker. None of these directors has at any time been an officer or employee of the Company, and none of these directors serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

Executive Compensation

        The following table sets forth information with respect to our Chief Executive Officer, our four most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2005 and up to two additional former executive officers who would have been among the four most highly compensated executive officers but for the fact the individual was no longer serving as an executive officer for the fiscal year ended December 31, 2005 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Restricted Stock Award(s)		Securities Underlying Options	All Other Compensation
		($)	($)	($)		(#)	($)
James E. Hyman(1) Chairman of the Board and Chief Executive Officer	2005 2004 2003	438,462 — —	635,907 — —	1,133,900 — —	(7)	50,000 — —	7,001 — —
Harry J. Phillips, Jr.(2) Former Chief Executive Officer	2005 2004 2003	97,692 430,002 394,500	— — —	— — —		— 20,000 —	3,172 6,908 6,937
John R. Nieser(3) Chief Financial Officer and Treasurer	2005 2004 2003	194,923 102,230 —	30,000 — —	— — —		46,000 20,000 —	6,694 3,324 —
Patrick N. Perrin(4) Senior Vice President and Chief Administrative Officer	2005 2004 2003	177,723 168,108 164,000	13,650 — —	— — —		— 10,000 3,730	19,982 5,131 5,056
Thomas R. Jenkins(5) Former Chief Operating Officer	2005 2004 2003	150,181 307,543 280,812	— — —	— — —		— 15,000 12,330	576,065 8,027 7,263
John C. Godlesky(6) Former Senior Vice President, Eastern Region	2005 2004 2003	91,378 150,388 143,365	— — —	— — —		— 5,000 2,460	183,461 4,320 4,067

(1)
Amounts in All Other Compensation for Mr. Hyman include the Company's 401(k) matching contributions of $6,300 and group term life insurance premiums of $701.
(2)
Mr. Phillips served his last day as Chief Executive Officer on January 24, 2005. Amounts in All Other Compensation include the Company's 401(k) matching contributions of $2,931 and group term life insurance premiums of $241.
(3)
Amounts in All Other Compensation for Mr. Nieser include the Company's 401(k) matching contributions of $5,848, group term life insurance premiums of $246 and a cell phone allowance of $600.
(4)
Amounts in All Other Compensation for Mr. Perrin include the Company's 401(k) matching contributions of $5,752, group term life insurance premiums of $230, and payment for certain vested vacation plan benefits in the amount of $14,000.
(5)
Mr. Jenkins served his last day as Chief Operating Officer on March 10, 2005. Amounts in All Other Compensation include the Company's 401(k) matching contributions of $2,401, group term life insurance premiums of $427, relocation and outplacement fees of $25,000 and severance in the amount of $548,237.
(6)
Mr. Godlesky served his last day as Senior Vice President, Eastern Region on June 30, 2005. Amounts in All Other Compensation include the Company's 401(k) matching contributions of $2,249, group term life insurance premiums of $301 and severance in the amount of $180,911.
(7)
The value of Mr. Hyman's shares as of December 31, 2005 based on a share price of $13.82 was $1,174,700. 25,000 shares vest on January 24, 2008 if Mr. Hyman remains continuously employed by the Company; 30,000 shares vest upon the Company achieving a certain stock price within a certain time period, as established by the Compensation Committee; and 30,000 shares vest upon the Company achieving a certain earnings per share within a certain time period, as established by the Compensation Committee.

        The following table presents information regarding options granted to each of the Named Executive Officers in 2005.

OPTION GRANTS IN 2005

					Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(1)
		Percentage of Total Options Granted to Employees in 2005
	Number of Securities Underlying Options Granted
Name			Exercise Price Per Share	Expiration Date
					5%	10%
James E. Hyman	50,000	14.26%	$13.34	3/14/2015	$419,473	$1,063,026
Harry J. Phillips, Jr.	—	—	—	—	—	—
John R. Nieser	46,000	13.11%	$12.60	3/31/2015	$364,507	$923,733
Patrick N. Perrin	—	—	—	—	—	—
Thomas R. Jenkins	—	—	—	—	—	—
John C. Godlesky	—	—	—	—	—	—

(1)
The values shown are based on the indicated assumed annual rates of appreciation compounded annually. Actual gains realized, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values shown in this table will be achieved.

        The following table presents information regarding options exercised in 2005 and the value of options outstanding at December 31, 2005 for each of the Named Executive Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Number of Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable(2)	Exercisable	Unexercisable(2)
James E. Hyman	—	—	16,667	33,333	$8,000	$16,000
Harry J. Phillips, Jr.	119,000	$1,135,620	—	—	—	—
John R. Nieser	—	—	4,000	62,000	$3,580	$70,440
Patrick N. Perrin	—	—	33,111	13,119	$94,202	$11,265
Thomas R. Jenkins	43,964	$279,965	—	—	—	—
John C. Godlesky	13,560	$76,944	—	—	—	—

(1)
Equal to the excess, if any, of the market value of Common Stock at December 31, 2005 ($13.82) over the option exercise price(s).
(2)
All of these options become immediately exercisable upon a change in control of the Company.

Performance Graph

        The following performance graph compares the cumulative total returns of the Russell 2000 Stock Index and the Company's peer group. The graph assumes that the value of the investment in the Common Stock and each index was $100 as of December 31, 2000 and that all dividends were reinvested on a quarterly basis.

TOTAL RETURN TO STOCKHOLDERS
(Assumes $100 investment on 12/31/00)

Total Return Analysis

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Cornell Companies, Inc.	$100.00	$328.68	$167.60	$254.19	$282.68	$257.36
Peer Group(1)	$100.00	$324.81	$279.25	$493.87	$655.27	$698.29
Russell 2000	$100.00	$101.03	$79.23	$115.18	$134.75	$139.23

(1)
The Company's 2005 peer group consists of the following companies: Corrections Corporation of America, The Geo Group, Inc. and Correctional Services Corporation until its acquisition on July 14, 2005 by The Geo Group, Inc.

PROPOSAL NO. 2
APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon recommendation of its Audit Committee, has approved and recommends the appointment of PricewaterhouseCoopers LLP as independent public accountants to conduct an audit of the Company's financial statements for the year ending December 31, 2006. This firm has acted as independent public accountants for the Company since May 30, 2002.

        Members of PricewaterhouseCoopers LLP will attend the Annual Meeting and will be available to respond to questions that may be asked by stockholders. Such members will also have an opportunity to make a statement at the Annual Meeting if they desire to do so.

        The Board of Directors recommends that stockholders approve the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants. In accordance with the Company's Amended and Restated Bylaws, approval of the appointment of independent public accountants will require the affirmative vote of a majority of the shares of Common Stock voted on the matter. Accordingly, abstentions and broker non-votes applicable to shares of Common Stock present at the Annual Meeting will not be included in the tabulation of votes cast on this proposal.

  The Company recommends voting "For" Proposal No. 2.

Information on Independent Registered Public Accounting Firm

        PricewaterhouseCoopers LLP served as our independent registered public accounting firm in 2005 and 2004. Representatives from PricewaterhouseCoopers LLP are expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions that may be asked by shareholders.

Principal Accountant Fees and Services

        The following table sets forth the aggregate fees billed or estimated to be billed to the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2005 and 2004:

	2005	2004
Audit fees	$1,113,800	$1,474,106
Audit related fees	54,500	53,825
Tax fees	10,000	—
All other fees	—	—

	$1,178,300	$1,527,931

Audit Fees

        Audit fees represent the aggregate fees billed or estimated to be billed to the Company for professional services rendered for the audit of our annual financial statements, review of financial statements included in Form 10-Q's and services normally provided by our accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

        Audit related fees represent the aggregate fees billed to the Company or estimated to be billed to the Company for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" above, including the implementation and readiness assistance with the requirements of the Sarbanes-Oxley Act of 2002, assistance with registration statements, comfort letters and consents.

Tax Fees

        Tax fees represent the aggregate fees billed to the Company or estimated to be billed to the Company for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising these fees were to support compliance with federal and state tax reporting and payment requirements, including tax return review and review of tax laws, regulations or cases.

All Other Fees

        All other fees represent the aggregate fees billed to the Company or estimated to be billed to the Company for products or services provided to the Company by PricewaterhouseCoopers LLP, other than the services reported in the above categories. For 2005 and 2004, there were no fees billed related to other services.

        The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence and has determined that auditor independence has not been compromised.

Pre-approval Policies and Procedures

        The Audit Committee Charter, as amended in October 2004, is available through the Corporate Governance link on the Company's website at www.cornellcompanies.com and to any stockholder upon request, provides that the Audit Committee is responsible for pre-approving all audit services and permitted non-audit services to be performed for the Company by the independent registered public accounting firm. All of the fees paid to the independent registered public accounting firm in 2005 were pre-approved by the Audit Committee.

PROPOSAL NO. 3
APPROVAL OF 2006 EQUITY INCENTIVE PLAN

        The Board of Directors approved the 2006 Equity Incentive Plan (the "Plan") on May 4, 2006, subject to stockholder approval at the Annual Meeting. The key provisions of the Plan are summarized below. The Company encourages you to review the full text of the Plan, which is attached as Appendix A.

  The Company recommends voting "For" Proposal No. 3.

Summary of 2006 Equity Incentive Plan

        Purpose and Eligibility.    The Plan's purpose is to promote the interests of the Company and its stockholders by (i) attracting and retaining employees, directors, and consultants of the Company and its affiliates, (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals, and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company. At the discretion of the Compensation Committee, any employee, director, or consultant of the Company or its affiliates may be granted an award under the Plan.

        Administration.    The Compensation Committee will administer the Plan. The Compensation Committee will select the participants who will receive awards, determine the type and terms of awards to be granted, including the amount of each award, the times at which each award will be exercisable or vested, and the performance goals, if any, that may apply with respect to each award and will take any other action the Compensation Committee deems necessary or desirable for the administration of the Plan. The Compensation Committee cannot reprice, replace or regrant Stock Options or Stock Appreciation Rights issued under the Plan through cancellation or by lowering the exercise price without prior stockholder approval.

        Plan Amendment and Termination.    The Board of Directors may terminate or amend the Plan at any time. However, without stockholder approval, the Board of Directors (i) cannot increase the number of shares of Common Stock authorized under the Plan, (ii) grant awards encompassing rights to purchase Common Stock with per share grant, exercise or purchase prices of less than fair market value on the date of original grant, except for adjustments to prevent dilution or enlargement of the benefits or potential benefits under the Plan, (iii) permit a change in the class of individuals eligible to receive awards, or (iv) materially increase the benefits under the Plan.

        Shares Available Under the Plan.    A total of 1,400,000 shares of Common Stock are authorized for issuance under the Plan, all of which may be granted pursuant to Incentive Stock Options. These shares of Common Stock will be in a "fungible pool" with shares subject to Restricted Stock, Stock Compensation and Other Stock-Based Awards counted against this limit as two (2) shares for every one (1) share granted and any shares subject to any other type of Award to be counted against this limit as one (1) share for every one (1) share granted.

        To the extent awards are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), the maximum aggregate number of shares of Common Stock subject to all awards granted to any employee designated as a covered employee in a single year shall be 250,000, all of which may be granted pursuant to Stock Options and/or Stock Appreciation Rights.

        The Compensation Committee may make adjustments to the share limitations, if appropriate, as a result of certain actions by the Board of Directors that affect the Company's Common Stock to prevent dilution or enlargement of the benefits or potential benefits intended under the Plan.

        Types of Awards.    Stock Options (both Non-Qualified Stock Options and Incentive Stock Options), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Stock Compensation and Other Stock-Based Awards may be granted under the Plan.

        Stock Options.    The option exercise price per share of Common Stock of a Stock Option cannot be less than 100% of fair market value of a share of Common Stock at the time the Stock Option is granted. The Compensation Committee will determine the form in which payment of the exercise price may be made and the expiration date of a Stock Option, which cannot be more than ten years after the date of grant.

        Stock Appreciation Rights.    The grant price for a Stock Appreciation Right cannot be less than 100% of fair market value of a share of Common Stock on the date of grant or on the date of original grant of any related award. The Compensation Committee will determine the expiration date of a Stock Appreciation Right which cannot be more than ten years after the date of grant.

        Restricted Stock and Restricted Stock Units.    Restricted Stock and Restricted Stock Units may not vest until the restrictions expire or performance criteria associated with the award are met. Unless otherwise determined by the Compensation Committee, a participant receiving a Restricted Stock award will have voting rights with respect to the shares and will receive any dividends paid during the restricted period.

        Performance Shares and Performance Units.    The Compensation Committee may grant Performance Shares and Performance Units which will consist of a right to receive cash, Common Stock or a combination thereof based upon the achievement of certain performance goals.

        Stock Compensation.    The Compensation Committee will have the authority to make an award in lieu of all or a portion of the cash compensation payable under any compensation program of the Company. The number and type of shares distributed, as well as the terms and conditions of any stock compensation, shall be determined by the Compensation Committee.

        Other Stock-Based Awards.    The Compensation Committee may grant other types of stock-based or stock-related awards not otherwise described above in such amounts and subject to such terms and conditions as the Compensation Committee may determine.

        Performance Criteria.    The vesting of restricted stock, restricted stock units, and performance awards may be subject to the attainment of performance goals determined by the Compensation Committee based on one or more of the following criteria: (i) revenue; (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (iii) funds from operations; (iv) funds from operations per share; (v) operating income; (vi) pre or after tax income; (vii) cash available for distribution; (viii) cash available for distribution per share; (ix) net earnings; (x) earnings per share; (xi) return on equity; (xii) return on assets; (xiii) share price performance; (xiv) improvements in the Company's attainment of expense levels; and (xv) implementing or completion of critical projects, or improvement in cash-flow (before or after tax).

        Change of Control.    In the event of a Change of Control, as defined in the Plan, any outstanding Stock Option, Stock Appreciation Right, non-performance based Restricted Stock or Restricted Stock Unit award, and performance based Restricted Stock, Restricted Stock Unit award, Performance Share or Performance Unit award (unless otherwise provided in the performance award agreement) will automatically vest. Upon a Change of Control, the Board of Directors may also take any one or more of the following actions: (i) provide for the purchase of any outstanding awards by the Company; (ii) make adjustments to any outstanding awards; or (iii) allow for the assumption or substitution of outstanding awards by the acquiring or surviving corporation.

        Federal Income Tax Consequences Relating to Awards.    The following is a brief description of the federal income tax treatment that will generally apply to awards made under the Plan based on federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations thereof currently in effect. The exact federal income tax treatment of an award will depend on the specific nature of such award.

        Stock Options.    At the discretion of the Compensation Committee, a Stock Option granted under the Plan may take the form of either an "Incentive Stock Option," which is intended to qualify for favorable tax treatment under the Code, or a "Nonqualified Stock Option," which is not intended to qualify for this tax treatment.

        An employee generally will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company will not be entitled to any business expense deduction on the grant or exercise of an Incentive Stock Option. However, the excess of the fair market value of the shares transferred upon exercise over the exercise price generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the Incentive Stock Option is exercised. The employee may have an increase in his or her federal income tax liability as a result of the exercise of an Incentive Stock Option under the alternative minimum tax rules of the Code. If the employee holds the shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the employee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the employee does not satisfy these holding period requirements, the employee will recognize ordinary income at the time of the disposition of the shares at a price at or above the fair market value of the shares at the time the option was exercised to the extent of the excess of the fair market value of the shares at the time of exercise over the exercise price. If the employee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. The Company and its subsidiaries will be allowed a business expense deduction to the extent the employee recognizes ordinary income. Additional special rules apply if an employee exercises an Incentive Stock Option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

        In general, a participant to whom a Nonqualified Stock Option is granted will recognize no income at the time of the grant of the option. Upon exercise of a Nonqualified Stock Option, a participant generally will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary income. Additional special rules apply if a participant exercises a Nonqualified Stock Option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

        Stock Appreciation Rights and Performance Awards.    When Stock Appreciation Rights are exercised or when Performance Awards are settled or paid, the amount of cash and the fair market value of property received by the participant (including shares) will be compensation income, unless the property is subject to transfer restrictions or forfeiture. The Company generally will be entitled to a business expense deduction in the same amount that the participant recognizes as ordinary income.

        Restricted Stock.    In the absence of an election by the participant under Section 83(b) of the Code, the grant of Restricted Stock will not result in taxable income to the participant or a deduction to the Company in the year of grant. The participant will be treated as receiving compensation income in the year the restrictions lapse. The amount of compensation income the participant receives will be equal to the fair market value of the shares of Common Stock on the date the restrictions lapse over the amount (if any) paid for the shares or units. The shares acquired will have a cost basis equal to the fair market value on the date the restrictions lapse. When the participant disposes of the acquired shares, any amount received in excess of the shares' cost basis will be treated as long or short-term capital gain, depending upon the length of the period the shares were held. If the amount the participant receives is less than the cost basis of the shares, the loss will be treated as long or short-term capital loss. The Company generally will be entitled to a federal income tax deduction in the amount and at the time ordinary income is recognized. If a participant makes an election under Section 83(b) of the Code, any amount received in excess of the amount (if any) paid for the shares will be taxable as ordinary income upon grant.

        Other Awards.    In addition to the types of awards described above, the Plan authorizes certain other awards that may include payments in cash, Common Stock, or a combination of cash and Common Stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment, and the Company will be entitled to a corresponding deduction at that time. In general, the sale or grant of stock to a participant under the Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, paid for such stock. Stock that at the time of receipt by a participant is subject to a substantial risk of forfeiture and that is not transferable within the meaning of Section 83 generally will be taxed under the rules applicable to Restricted Stock as described above.

        Other Tax Issues.    The terms of awards granted under the Plan may provide for accelerated vesting or payment of an award in connection with a Change of Control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments," under the "golden parachute" provisions of the Code. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments," and the Company will be denied any deduction with respect to such payment.

        In general, Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to the Company's named executive officers, including any compensation relating to an award granted under the Plan. Compensation that is considered to be performance-based will not have to be taken into account for purposes of the $1,000,000 limitation, and accordingly, should be deductible by the Company without limitation under Section 162(m). In general, if an award is approved by a committee comprising two or more "outside directors," has an exercise price of at least fair market value on the date of grant, and the plan under which the option is granted imposes a per person limit on the number of shares covered by awards granted during a specified period, any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares, the exercise of non-statutory options, or the exercise of Stock Appreciation Rights will qualify as performance-based compensation for purposes of Section 162(m). An award may also qualify as performance-based compensation if the Compensation Committee conditions the grant, vesting, or exercisability of such an award on the attainment of a preestablished objective performance goal.

        If any award granted under the Plan is considered deferred compensation under Code Section 409A, then certain requirements must be met for the deferral to be effective for federal tax purposes. These requirements include: certain time periods during which participants may make elections to defer; certain limitations on distributions; and a prohibition against the acceleration of any payment of deferred amounts except in certain permitted circumstances. If these requirements are not met, generally the participant will be immediately taxable on such purportedly deferred amounts, a penalty of twenty percent of such amounts deferred after December 31, 2004 will be imposed, and interest will accrue at the underpayment rate plus one percent on the underpayments that would have occurred had the compensation been includible in the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture.

        The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the Plan. Whether or not such withholding is required, the Company will report such information to the Internal Revenue Service as may be required with respect to any income attributable to transactions involving awards.

        Dividends paid on the restricted shares prior to the lapse of restrictions will be taxable as additional compensation income to the recipient in the year received. The Company will be entitled to a business expense deduction in the same amount that the participant recognizes as ordinary income.

        New Plan Benefits.    The grant of awards under the Plan is subject to the discretion of the Compensation Committee. No grants have been made to any individual under the Plan at this time. Accordingly, the Company cannot currently determine the number of shares of Common Stock that may be subject to awards granted under the Plan in the future to key employees.

PROPOSALS, NOMINATIONS AND OTHER BUSINESS FOR NEXT ANNUAL MEETING

        The Board of Directors knows of no other matters than those described above which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment on such matters.

        Any proposals of holders of Common Stock of the Company intended to be presented at the annual meeting of stockholders of the Company to be held in 2006 must be received by the Company, addressed to the Corporate Secretary of the Company, 1700 West Loop South, Suite 1500, Houston, Texas 77027, no later than January 26, 2007, to be included in the proxy statement relating to that meeting.

        Any holder of Common Stock of the Company desiring to nominate a person for election to the Board of Directors of the Company, or desiring to bring business before the 2007 annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by the Company, addressed to the Corporate Secretary of the Company, 1700 West Loop South, Suite 1500, Houston, Texas 77027, within the periods set forth in the provisions of the Company's amended and restated bylaws summarized below. The written notice must comply with the provisions of the Company's amended and restated bylaws summarized below.

        The Company's amended and restated bylaws provide that, for any stockholder to nominate a person for election to the Board of Directors of the Company, the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received by, the Corporate Secretary of the Company at the principal executive offices of the Company not less than ninety days prior to the first anniversary of the date of the previous year's Annual Meeting of stockholders; provided, however, that if no Annual Meeting of stockholders was held in the previous year or if the date of the Annual Meeting is advanced by more than thirty days prior to, or delayed by more than sixty days after, such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the close of business on the tenth (10th) day following the day on which the date of such meeting has been first publicly disclosed. Any stockholder's notice to the Corporate Secretary of the Company shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected); and (ii) as to the stockholder giving notice (A) the name and address, as they appear on the Company's books, of such stockholder and (B) the class and number of shares of the Company which are beneficially owned by such stockholder.

        The Company's amended and restated bylaws provide that, for business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 50 days prior to the meeting; provided, however, that in the event that less than fifty-five days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Corporate Secretary of the Company shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

By Order of the Board of Directors

Mark S. Croft General Counsel and Corporate Secretary

May 26, 2006

        THE COMPANY WILL FURNISH WITHOUT CHARGE COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 TO INTERESTED SECURITY HOLDERS ON REQUEST. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE CORPORATE SECRETARY OF THE COMPANY AT THE COMPANY'S ADDRESS PREVIOUSLY SET FORTH.

APPENDIX A

CORNELL COMPANIES, INC.

2006 EQUITY INCENTIVE PLAN

SECTION 1. Purpose.

        The purpose of the 2006 Equity Incentive Plan is to promote the interests of Cornell Companies, Inc. and its stockholders by (i) attracting and retaining employees, directors, and consultants of the Company and its affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions.

  As used in the Plan, the following terms shall have the meanings set forth below:

  "Affiliate" means (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

  "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Stock Compensation or Other Stock-Based Award.

  "Award Agreement" means any agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

  "Board" means the Board of Directors of the Company.

  "Change of Control" shall have the meaning set forth in Section 8.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means the Compensation Committee of the Board.

  "Company" means Cornell Companies, Inc., a Delaware corporation.

  "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate.

  "Covered Employee" means any key Employee who is or may become a "Covered Employee," as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under this Plan for such applicable Performance Period.

  "Director" means a member of the Board.

  "Employee" means any employee of the Company or any Affiliate.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Exercise Price" means the price determined under Section 6(a)(i).

  "Fair Market Value" means a price that is based on the opening, closing, actual, high, low or average selling prices of a Share reported on the NYSE or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the

  Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly determined at the time a determination of their value is required to be made hereunder, then determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of Fair Market Value shall be specified in each Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

  "Full-Value Award" means an Award other than in the form of an Option or Stock Appreciation Right, and which is settled by the issuance of Shares.

  "Grant Price" means the price established at the time of grant of a Stock Appreciation Right pursuant to Section 6(b)(i), used to determine whether there is any payment due upon exercise of the Stock Appreciation Right.

  "Incentive Stock Option" means an option granted under Section 6(a) that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

  "Mature Shares" means Shares held by a Participant for a period of at least six months.

  "Non-Qualified Stock Option" means an option granted under Section 6(a) that is not intended to be an Incentive Stock Option.

  "NYSE" means the New York Stock Exchange.

  "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

  "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Section 6(f).

  "Participant" means any Employee, Director, or Consultant granted an Award under the Plan.

  "Performance Goals" are those goals determined by the Committee applicable to any performance-based award under the Plan which may be based on any one or combination of the following performance criteria: revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA"), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company's attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Unless otherwise determined by the Committee by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed, the Performance Goals will be determined by not accounting for a change in GAAP during a Performance Period.

  "Performance Period" means the period of time during which the Performance Goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

  "Performance Share" means any Share granted under Section 6(d).

  "Performance Unit" means an Award granted to a Participant pursuant to Section 6(d), except no Shares are actually awarded to the Participant on the date of grant.

  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

  "Plan" means this 2006 Equity Incentive Plan.

  "Restricted Period" means a period of time beginning as of the date of grant of an Award of Restricted Stock or Restricted Stock Unit and ending as of the date upon which the Shares subject to such Award are no longer restricted or subject to forfeiture provisions.

  "Restricted Stock" means any Share, prior to the lapse of restrictions thereon, granted under Section 6(c).

  "Restricted Stock Unit" means an Award granted to a Participant pursuant to Section 6(c), except no Shares are actually awarded to the Participant on the date of grant.

  "SEC" means the Securities and Exchange Commission or any successor thereto.

  "Shares" means the common shares of the Company, $0.001 par value.

  "Stock Appreciation Right" means any right granted under Section 6(b).

  "Stock Compensation" means any right granted under Section 6(e).

SECTION 3. Administration.

        The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:

  •
  designate Participants;

  •
  determine the type or types of Awards to be granted to a Participant;

  •
  determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

  •
  determine the terms and conditions of any Award;

  •
  determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended;

  •
  determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

  •
  interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

  •
  establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

  •
  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

        Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

        Notwithstanding anything herein to the contrary, without the prior approval of the Company's stockholders, Options and Stock Appreciation Rights issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Exercise Price or Grant Price of a previously granted Option or Stock Appreciation Right.

SECTION 4. Shares Available for and Limitations of Awards.

  (a)
  Shares Available. Subject to the specified limitations and adjustment as provided in this Section 4, the maximum number of Shares with respect to Awards which may be granted as specified in Section 6 of the Plan, shall be equal to 1,400,000, all of which may be granted pursuant to Incentive Stock Options. These Shares will be in a "fungible pool" with Shares subject to Restricted Stock, Stock Compensation and Other Stock-Based Awards counted against this limit as two (2) Shares for every one (1) Share granted and any Shares subject to any other type of Award to be counted against this limit as one (1) Share for every one (1) Share granted.

          The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

          Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission for Awards not involving Shares, shall be available again for grant under the Plan. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares. Any Shares that again become available for grant pursuant to this Section 4(a) shall be added back as two (2) Shares if such Shares were subject to Restricted Stock, Stock Compensation and other Stock-Based Awards, and as one (1) Share if such Shares were subject to any other type of Award.

  (b)
  Section 162(m) Requirements. To the extent an Award to a Covered Employee is intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum aggregate number of Shares subject to all Awards granted to any Covered Employee in a single year shall be 250,000, subject to adjustments as provided in this Section 4.

  (c)
  Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

  (d)
  Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the Grant Price or Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5. Eligibility.

        Employees, Consultants, and Directors shall be eligible to be designated a Participant.

SECTION 6. Awards.

  (a)
  Options. The Committee shall have authority to award Options subject to the following terms and conditions and such additional terms and conditions as the Committee shall determine are not inconsistent with the provisions of the Plan.

  (i)
  Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time each Option is granted; provided, however, that the purchase price per Share shall not be less than 100% of Fair Market Value on the date of grant.

  (ii)
  Time and Method of Exercise. Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

  (iii)
  Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 6 shall be subject to the following:

  (A)
  The full Exercise Price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 6(a)(iii)(C), payment may be made as soon as practicable after the exercise).

  (B)
  The Exercise Price shall be payable in cash or by tendering Mature Shares (by either actual delivery of Mature Shares or by attestation, with such Shares valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.

  (C)
  The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

  (iv)
  Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Only employees of the Company are eligible to receive options that qualify as "incentive stock options" under Section 422 of the Code.

  (v)
  Substituting Stock Appreciation Rights. In the event the Company no longer uses APB Option 25 to account for equity compensation and is required to or elects to expense the cost of Options pursuant to FAS 123R (or a successor standard), the Committee shall have the ability to substitute, without receiving Participant permission, Stock Appreciation Rights paid only in Stock (or Stock Appreciation Rights paid in Stock or cash at the Committee's discretion) for outstanding Options; provided, however, the terms of the substituted Stock Appreciation Rights are the same as the terms for the Options and the difference between the Fair Market Value of the underlying Shares and the Grant Price of the Stock Appreciation Rights is equivalent to the difference between the Fair Market Value of the underlying shares and the Option Price of the Options. If, in the opinion of the Company's Chief Financial Officer, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

  (b)
  Stock Appreciation Rights. The Committee shall have authority to award Stock Appreciation Rights which shall consist of a right to receive the excess of the Fair Market Value over the Grant Price. Subject to the following conditions, a Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A Stock Appreciation Right granted in addition to another Award may be granted either at the same time as such other Award or at a later time.

  (i)
  Grant Price. The Grant Price of a Stock Appreciation Right shall be determined by the Committee; provided, however, that the Grant Price shall not be less than 100% of Fair Market Value on the date of grant.

  (ii)
  Other Terms and Conditions. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

  (c)
  Restricted Stock and Restricted Stock Units. The Committee shall have authority to award Restricted Stock and Restricted Stock Units subject to such conditions, restrictions and contingencies as the Committee shall determine, including but not limited to the following terms and conditions.

  (i)
  Dividends. Unless otherwise determined by the Committee, Restricted Stock Awards shall provide for the payment of dividends during the Restricted Period. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee, all as determined by the Committee in its discretion.

  (ii)
  Registration. Any Restricted Stock may be evidenced in such manner, as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

  (iii)
  Transfer Restrictions. During the applicable Restricted Period, Restricted Stock and/or Restricted Stock Units will be subject to the limitations on transfer as provided in Section 6(g)(iii).

  (iv)
  Performance Based. The Committee may, subject to the terms of the Plan, establish at the time a Restricted Stock or Restricted Stock Unit Award is granted the Performance Period, the Performance Goals pursuant to which the restrictions on the Restricted Stock or Restricted Stock Unit Award will lapse and establish the schedule or schedules setting forth the portion of the Restricted Stock or Restricted Stock Unit Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. During any Performance Period, the Committee shall have authority to adjust the Performance Goals in such manner as the Committee, in its sole discretion, deems appropriate with respect to such Performance Period. Provided, however, to the extent such adjustment affects Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

  (v)
  Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Restricted Period. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

  (d)
  Performance Shares and Performance Units. The Committee shall have authority to grant Performance Shares and Performance Units and shall confer on the holder thereof compensation rights based upon the achievement of Performance Goals.

  (i)
  Terms and Conditions. Subject to the terms of the Plan, the Committee shall establish at the time a Performance Share or Performance Unit is granted the Performance Period (which shall not be less than one year), the Performance Goals pursuant to which a Participant may earn and be entitled to a payment under such Performance Share or Performance Unit and establish the schedule or schedules setting forth the portion of the Performance Share or Performance Unit which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. During any Performance Period, the Committee shall have authority to adjust the Performance Goals in such manner as the Committee, in its sole discretion, deems appropriate with respect to such Performance Period. Provided, however, to the extent such adjustment affects Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162 (m) for deductibility.

  (ii)
  Payment of Awards. Performance Share and Performance Unit compensation payments may be paid in a lump sum, in cash, Shares or in any combination thereof, following the close of the Performance Period.

  (e)
  Stock Compensation. The Committee shall have authority to make an Award in lieu of all or a portion of the cash compensation payable under any compensation program of the Company. The number and type of Shares to be distributed, as well as the terms and conditions of any such Awards, shall be determined by the Committee.

  (f)
  Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

  (i)
  Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish Performance Goals in its discretion. If the Committee exercises its discretion to establish Performance Goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.

  (ii)
  Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

  (g)
  General.

  (i)
  Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards. In the case of a Stock Appreciation Right granted in tandem with an Option, the Stock Appreciation Right terminates at the same time as the related Option.

  (ii)
  Forms of Payment by Company Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

  (iii)
  Limits on Transfer of Awards.

  (A)
  Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as determined by the Committee.

  (B)
  Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

  (iv)
  Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

  (v)
  Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee, in its sole discretion, provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary date of its grant.

  (vi)
  Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (vii)
  Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

    (viii)
    Delivery of Mature Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid is received by the Company pursuant to the Plan or the applicable Award Agreement. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Mature Shares, other securities, other Awards or other property, or any combination thereof; provided, however, that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

SECTION 7. Amendment and Termination.

        Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

  (a)
  Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

  (i)
  increase the total number of Shares available for Awards under the Plan, except as provided in Section 4(d);

  (ii)
  permit Awards encompassing rights to purchase Shares to be granted with per Share grant, exercise or purchase prices of less than the Fair Market Value of a Share on the date of grant thereof, except as otherwise permitted under Section 6;

  (iii)
  permit a change in the class of individuals eligible to receive Awards; or

  (iv)
  materially increase the benefits accruing to Participants under the Plan.

    Additionally, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule; including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual/the Nasdaq issuer rules.

  (b)
  Amendments to Awards. The Committee may amend any Award theretofore granted, provided no change in any Award shall reduce the benefit to Participant without the consent of such Participant. Notwithstanding the foregoing, the Committee is not authorized to reprice or cancel and reissue Options.

  (c)
  Adjustment of Awards. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(d)) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

SECTION 8. Change of Control.

  (a)
  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control and as of the date such Change of Control is determined to have occurred:

  (i)
  Any Options and Stock Appreciation Rights outstanding as of the date of the Change of Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

  (ii)
  The restrictions applicable to any Restricted Stock or Restricted Stock Unit Award as of the date of the Change of Control which is not performance based shall lapse and such Restricted Stock or Restricted Stock Unit shall become free of all restrictions and become fully vested and transferable.

  (iii)
  Except as otherwise set forth in a Participant's Award Agreement, as of the date of the Change of Control, the restrictions applicable to any Performance Share or Performance Unit Award and any performance-based Restricted Stock or Restricted Stock Unit Award granted pursuant to Section 6(c)(iv) or Section 6(d) shall become free of all restrictions and become fully vested and transferable.

  (iv)
  All accelerated Restricted Stock Units, Performance Units and Other Stock Based Awards payable in any form other than Shares shall be paid within 2 1/2 months of the end of the taxable year in which the Change of Control occurs.

  (b)
  In addition to the Committee's authority conferred by the Plan, in order to maintain the Participants' rights in the event of any Change of Control, the Board, as constituted before such Change of Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change of Control; or (iii) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change of Control. The Board may, in its discretion, include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company.

  (c)
  A "Change of Control" shall be deemed to occur if:

  (i)
  any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section (c); or

    (ii)
    individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

    (iii)
    consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv)
    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 9. General Provisions.

  (a)
  No Rights to Awards. No Employee, Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

  (b)
  Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor Section thereto, or who are otherwise not subject to such Section. The

    Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

  (c)
  Tax Withholding. The Company or any Affiliate is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

  (d)
  No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements (subject to shareholder approval of such other arrangement, if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

  (e)
  No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

  (f)
  Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable Federal law.

  (g)
  Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

  (h)
  Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

  (i)
  Section 409A of the Code. To the extent applicable, the Plan is intended to comply with Section 409A of the Code and the Committee shall interpret and administer the Plan in accordance therewith. In addition, any provision in this Plan document that is determined to violate the requirements of Section 409A shall be void and without effect. In addition, any provision that is required to appear in this Plan document that is not expressly set forth shall be deemed to be set forth herein, and such Plan shall be administered in all respects as if such provisions were expressly set forth.

  (j)
  No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

  (k)
  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

  (l)
  Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

  (m)
  Employees Based Outside of the United States. Without limiting in any way the generality of the Committee's powers under this Plan, including but not limited to the power to specify any terms and conditions of an Award consistent with law, in order to comply with the laws in other countries in which the company operates or has Employees, the Committee, in its sole discretion, shall have the power and authority notwithstanding any provision of the Plan to the contrary, to:

  (i)
  determine which Affiliates shall be covered by the Plan;

  (ii)
  determine which Employees outside the United States are eligible to participate in the Plan;

  (iii)
  modify the terms and conditions of any Award granted to Employees outside the United States to comply with applicable foreign laws;

  (iv)
  establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable, any subplans and modifications to Plan terms and procedures established under this Section 9(m) by the Committee shall be attached to this Plan document as appendices; and

  (v)
  take any action, before or after an Award is made that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

    Notwithstanding the above, the Committee may not take any actions hereunder and no Awards shall be granted that would violate the Exchange Act, the Code, any securities law, or governing statute or any applicable law.

SECTION 10. Effective Date of the Plan.

        The Plan shall be effective as of the date of its approval by the Board, subject to its approval by the stockholders of the Company.

SECTION 11. Term of the Plan.

        No Award shall be granted under the Plan ten years after approval by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.

PROXY CARD
CORNELL COMPANIES, INC.

PROXY SOLICITED BY
THE BOARD OF DIRECTORS OF CORNELL COMPANIES, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2006

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Cornell Companies, Inc. (the "Company"), dated May 26, 2006, in connection with the Company's Annual Meeting of Stockholders to be held at the offices of the Company located at 1700 West Loop South, Suite 1500, Houston, Texas 77027, at 10:00 a.m., Central Time, on Thursday, June 29, 2006, and does hereby appoint James E. Hyman, John R. Nieser and Mark S. Croft, and each of them (with full power to act alone), proxies of the undersigned with all the powers the undersigned would possess if personally present and with full power of substitution in each of them, to appear and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof.

The shares represented hereby will be voted as directed herein. IN EACH CASE IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS A DIRECTOR AND FOR ALL OF THE OTHER PROPOSALS. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, SAID PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. THIS PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

        Please date and sign exactly as name appears on this card. Joint owners should each sign. Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc. Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

☒
PLEASE MARK VOTES AS IN THIS EXAMPLE

The Company's Board of Directors recommends a vote FOR all of the Proposals.

1.
Election of Directors (or if any nominee is not available for election, such substitute as the Company's Board of Directors may designate) for a one-year term ending at the Annual Meeting of Stockholders in 2007 and until their successors are duly elected and qualified or their earlier resignation or removal.

NOMINEES: Anthony R. Chase, Leon Clements, Richard Crane, Zachary R. George, Todd Goodwin, Thomas R. Hudson, Jr., James E. Hyman, Alfred Jay Moran, Jr., D. Stephen Slack, and Sally L. Walker.
☐ FOR NOMINEES	☐ WITHHOLD AUTHORITY
☐

FOR ALL NOMINEES (EXCEPT AS NOTED ABOVE)
2.
To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
To approve the Company's 2006 Equity Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the meeting.

Mark box at right if you plan to attend the Meeting    ☐

Mark box at right if an address change or comment has been noted on the reverse side of the card    ☐

Please be sure to sign and date this Proxy.

Date:	, 2006

Print Name

Signature

Signature (if joint)

QuickLinks

SOLICITATION AND REVOCABILITY OF PROXIES
COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2005
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
PROPOSAL NO. 2 APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL NO. 3 APPROVAL OF 2006 EQUITY INCENTIVE PLAN
PROPOSALS, NOMINATIONS AND OTHER BUSINESS FOR NEXT ANNUAL MEETING
CORNELL COMPANIES, INC.
2006 EQUITY INCENTIVE PLAN
PROXY CARD CORNELL COMPANIES, INC.